NASDAQ Symbol: FFNW

FIRST FINANCIAL NORTHWEST

March 2015

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.fsbnw.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Bank History / Background


FIRST SAVINGS BANK
NORTHWEST

BANK HISTORY/BACKGROUND

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $12.57 – 02/06/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $12.00 – 03/03/15

Community Bank:

First Savings Bank Northwest

- Organized in 1923 as a state savings and loan association
- Single branch office
  - Once thought to be a negative, now some view as a positive
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980 – ceased active operations in 2013
- Residual loan portfolio

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington, with a primary focus in King county

KEY DATA


FIRST SAVINGS BANK
NORTHWEST

KEY FINANCIAL RATIOS

	At or For the Year Ended December 31,				
	2014	2013	2012	2011	2010
	(Dollars in thousands, except per share data)				
Performance Ratios:					
Return (loss) on assets	1.17 %	2.73 %	0.27 %	0.37 %	(4.18) %
Return (loss) on equity	5.85	13.12	1.47	2.36	(26.59)
Dividend payout ratio	27.73	8.11	-	-	(2.73)
Equity-to-assets	19.36	20.02	19.85	17.12	14.62
Net interest margin	3.77	3.68	3.08	3.01	2.70
Efficiency ratio	56.37	66.08	84.22	74.62	91.33
Noninterest expense as a percent of average total assets	2.03	2.36	2.54	2.29	2.41
Book value per common share	$ 11.96	$ 11.25	$ 9.95	$ 9.64	$ 9.28
Capital Ratios: (1)					
Tier 1 leverage	11.79 %	18.60 %	15.79 %	13.54 %	11.73 %
Total risk-based	19.56	28.44	27.37	24.76	19.65
Asset Quality Ratios:					
Nonperforming assets as a percent of total assets	1.13 %	1.68 %	4.25 %	4.69 %	7.79 %
ALLL as a percent of total loans, net of undisbursed funds	1.55	1.91	1.89	2.29	2.56
ALLL as a percent of nonperforming loans, net of undisbursed funds	783.50	325.26	55.11	69.89	35.80

(1) Capital ratios are for First Savings Bank Northwest only.



LOCAL ECONOMY

EMPLOYERS

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2017 – 52 planes per month
- 70,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

PACCAR

Microsoft

- 40,000 employees in the region

amazon

- 15,000 employees in the region

NORDSTROM

- 6,000 employees in the region

Weyerhaeuser

- 10,000 employees in the region

COSTCO WHOLESALE

Economic Activity



- Over 54% of Seattle residents with Bachelor's degrees
- 2X the national average



- King County population 2.0 million
- 12% increase from 2004



- King County median house price $420k
- ↑ 9.1% from 2013



- Apartment vacancy rate stayed at 4.0% since 2011
- Development boom in South Lake Union

Unemployment

- Unemployment rate at 4.8% down from 9.6% in 2010

Management Team

Senior Management Team

Name	Title	Years with FSBNW	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	2	26
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	1	25
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	4	46
Simon Soh	SVP, Chief Lending Officer (FSBNW)	4	24
Ronnie Clariza	SVP, Chief Risk Management Officer	10	12
Dalen Harrison	SVP, Chief Deposit Officer	1	32


WELCOME TO
RENTON
XLVIII CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Current Performance Metrics

COMPOSITION OF DEPOSITS

(dollars in millions)

Excludes Bank-Owned and Brokered Deposits


12/31/2011
$20.1
2.5%
$17.8
2.3%
$180.6
22.9%
Savings & MMA: $198.4
25.2%
$570.0
72.3%
Checking Savings MMAs CDs
12/31/2012
$22.0
3.3%
$18.3
2.7%
$161.7
24.3%
Savings & MMA: $180.0
27.0%
$463.7
69.7%
Checking Savings MMAs CDs
12/31/2013
$36.1
5.9%
$20.4
3.3%
$145.2
23.7%
Savings & MMA: $165.6
27.0%
$410.4
67.1%
Checking Savings MMAs CDs
12/31/2014
$35.1
6.3%
$23.9
4.3%
$142.5
25.4%
Savings & MMA: $166.4
29.7%
$358.2
64.0%
Checking Savings MMAs CDs

COST OF FUNDS


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46% 2.46% 2.49% 2.48% 2.77%
1.62% 1.54% 1.50% 1.43% 1.25%
1.53% 1.43% 1.38% 1.30% 1.16%
1.12% 1.08% 0.99% 0.92% 0.89% 0.96% 0.96%
1.09% 1.05% 0.97% 0.91% 0.87% 0.86% 0.88%
0.79% 0.81% 0.84% 0.84% 0.87% 0.84% 0.86%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Total COF
Deposit COF
FHLB Advances COF

Net Interest Income & NIM



Q3 2014 FDIC
WA State*
3.81% (median)
$8,400
$8,200
$8,000
$7,800
$7,600
$7,400
$7,200
$7,000
$6,800
$6,600
$6,400
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.11%
3.03%
3.08%
3.09%
3.51%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
$7,710
$7,261
$7,211
$7,038
$7,389
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
NII
NIM

* Source: FDIC State Profile, Third Quarter - Washington

EFFICIENT OPERATIONS


Q3 2014 FDIC
Overhead to
Avg. Assets
(WA median%)
3.32%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
53%
56%
57%
54%
59%
2.35%
2.64%
2.39%
2.41%
1.93%
1.99%
2.09%
1.99%
2.06%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

TOTAL LOAN PORTFOLIO



CONST/LD
24,316,452
3%
BUSINESS &
CONSUMER
10,912,444
2%
COMMERCIAL RE
247,968,197
37%
MULTIFAMILY
120,271,375
18%
RESIDENTIAL
273,564,814
40%

$677,033,281

NONPERFORMING LOANS AND ASSETS TO PERCENT OF TOTAL LOANS AND ASSETS

(End of Period)


12.77%
12.68%
10.95%
11.24%
8.21%
6.92%
11.23%
10.08%
7.14%
7.79%
3.28%
4.69%
3.42%
4.25%
0.59%
1.68%
0.20%
1.13%
Includes TDR's, as reported by SNL
100% of TDRs are Performing Loans
Actual, as reported by FFNW
2009
2010
2011
2012
2013
2014
Nonperforming Loans as a percent to total loans
Nonperforming Assets as a percent to total assets
Nonperforming Assets as a percent to total assets, including TDRs (as reported by SNL)

DELINQUENT LOANS

(End of Period)
FSBNW Only
(Dollars in millions)



Millions
$140
$120
$100
$80
$60
$40
$20
$-
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$9
$120
$130
12.20%
$5
$63
$68
7.78%
$6
$24
$30
4.16%
$3
$23
$25
3.85%
$1
$4
$5
0.77%
$3
$1
$5
0.69%
Q3 2014 FDIC delinquent & nonaccrual loans to total loans (median%) 1.25%
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q4 2014
Deliquent Loans, 30 to 89 days
Nonaccural
Total Delinquent, 30 to 89 days and Nonaccural
Delinquent and Nonaccrual Loans to Total Loans

First Financial Northwest, Inc.
Consolidated Income Statements

Quarter Ended dollars in thousands

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Net Interest Income	$ 7,997	$ 8,219	$ 8,178	$ 8,054
(Recapture of Provision) Provision for Loan Losses	$ (1,200)	$ (300)	$ (100)	$ (500)
Net Interest Income after provision	$ 9,197	$ 8,519	$ 8,278	$ 8,554
Total Noninterest Income	$ 156	$ 186	$ 88	$ 68
Total Noninterest Expense	$ 4,769	$ 4,508	$ 4,702	$ 4,524
Income before Tax	$ 4,584	$ 4,197	$ 3,664	$ 4,098
Federal Income Tax	$ 1,644	$ 1,462	$ 1,297	$ 1,453
Net Income	$ 2,940	$ 2,735	$ 2,367	$ 2,645
Total Assets	$ 936,997	$ 915,419	$ 898,831	$ 901,479

FIRST FINANCIAL NORTHWEST, INC.
Consolidated Income Statements

	Year Ended December 31,				dollars in thousands	
	2014		2013		2012	
Net Interest Income	$	32,448	$	31,013	$	29,220
Provision for Loan Losses	$	(2,100)	$	(100)	$	3,050
Net Interest Income after provision	$	34,548	$	31,113	$	26,170
Total Noninterest Income	$	498	$	891	$	974
Total Noninterest Expense	$	18,503	$	21,082	$	25,430
Income before Tax	$	16,543	$	10,922	$	1,714
Federal Income Tax	$	5,856	$	(13,543)	$	(999)
Net Income	$	10,687	$	24,465	$	2,713
Total Assets	$	936,966	$	920,979	$	942,655

FFNW
Stock Price & Book Value
Mar 2011 – Dec 2014
End of Quarters



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.39
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
5.68
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
Mar 2011
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Book Value
Stock Price

FFNW
SHARE REPURCHASES 2013-2014



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
1,654,547
501,820
571,651
992,840
274,081
327,112
$9.93
$10.67
$10.84
$10.86
$10.91
$11.40
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Shares Purchased
Weighted-Average Price

JAN 1, 2013 – DEC 31, 2014 REPURCHASED 4,322,051 SHARES TOTAL AT A WEIGHTED-AVERAGE PRICE OF $10.52

First Financial Shares have Outperformed Peers and the Broader Indices

3-Year Stock Price Performance



125%
100
75
50
25
0
(25)
Nov-11
Mar-12
Jul-12
Nov-12
Mar-13
Jul-13
Nov-13
Mar-14
Jul-14
Nov-14
Western US Peers
KRX
S&P 500
FFNW
Western US Peers 73.5 %
KBW Regional Bank 64.4
S&P 500 61.5
FFNW 114.7

Valuation and Stock Price Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group[1] Median	Regional Bank Index	S&P 500
Valuation										
Price	$11.53	$5.04	$14.22	$4.19	$10.63	$6.45	$11.57	–	$78.04	$2,024
% of 52-wk High	99.4%	86.6%	87.3%	99.3%	89.9%	95.6%	90.4%	90.1%	92.2%	100.0%
P/TBV	0.98x	1.63x	1.58x	1.27x	0.97x	1.12x	1.00x	1.19x	1.95x	8.43x
P/2015E Earnings[2]	–	20.6	14.2	24.6	11.8	–	–	17.4	15.0	15.7
Stock Price Performance										
1-Week	2.1 %	(0.2)%	0.5 %	9.1 %	0.9 %	5.7 %	2.8 %	1.9 %	2.2 %	2.1 %
30-Day	13.4	(3.5)	8.6	4.2	0.8	6.4	2.8	3.5	7.8	3.0
3-Month	9.4	(5.1)	4.9	14.2	0.8	3.2	4.2	3.7	8.1	5.4
1-Year	6.0	(0.4)	4.1	59.9	25.1	(4.3)	8.3	6.2	6.2	14.8
5-Year	94.8	(45.8)	40.2	39.2	139.9	53.6	15.7	39.7	91.5	89.7

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of November 5, 2014.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC. P/TBV and P/E figures reflect median metrics. Stock price performance figures reflect average metrics.
(2) SNL Price/EPS Estimate (2015).

ECONOMIES OF SCALE IN THE BANKING SECTOR

Attaining $3 to $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations



Efficiency Ratio
75.0%
70.0
65.0
60.0
55.0
74.3
67.7
61.5
60.9
60.7
54.24
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



Noninterest Expense / Average Assets
3.25%
3.00
2.75
2.50
3.10%
2.99%
2.75%
2.83%
2.76%
1.99%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



ROAA
1.21%
1.10%
1.00
0.90
0.80
0.70
0.60
0.72%
0.87%
1.02%
1.01%
1.01%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



Valuation
P / TBV(LHS)
P / LTM EPS (RHS)
2.00x
1.75
1.50
1.25
1.00
0.75
18.0x
16.0
14.0
12.0
10.0
0.87x
0.94x
12.4x
13.26x
1.34x
14.7x
1.62x
16.1x
1.69x
17.1x
1.64x
15.5x
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn
FFNW

Source: SNL Financial.
Note: Financial data as of most recent reported regulatory quarter. Market data as of November 6, 2014. Includes publicly traded US headquartered banks. Excludes MHCs and Co-Ops.

Strategic Initiatives



Strategic Initiatives

- RECENT NEWS – Up-streamed $70MM from Bank to Holding Company in 2014
- Continue repurchasing shares; current plan authorizes repurchasing 1,546,600 shares.
- Effectively deploy capital and lower cost of funds by evaluating the following:
    - Evaluate share repurchases and cash dividends
    - Acquisition of whole bank(s) or branches
    - Grow organically
- Single branch is an:
    - Advantage – non-interest expense
    - Disadvantage – interest expense
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs.
- Position the Bank to attract high-performing bankers and explore niche expansion opportunities with efficient office locations.
- Core Processor conversion – August 2015
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB

THANK YOU!